AETOS CAPITAL

Product Name:  Aetos Capital Market Neutral Strategies Fund, LLC
               As of October 31, 2004

Product Description: The Aetos Capital Market Neutral Strategies Fund
                     will allocate capital among a select group of funds that attempt to be market neutral with respect to movements in stock and bond markets using both fundamental research and quantitative techniques.

Total Firm Assets1:  $2,574MM

Total FoHF Assets:   $1,499MM

Total Strategy Assets2: $922MM -- Separate Accounts
                        $577MM -- Funds/Portfolios

Auditor:                PricewaterhouseCoopers, LLP

Custodian:              SEI Private Trust Company, Inc.


Sub-Strategy Allocation3

A pie chart is depicted here with the following pieces:

Multi-Strategy: 26%
Quantitative Asset Allocation: 30%
Low Beta/Market Neutral
Long/Short: 44%

Terms4

Management Fee            1.0% (0.75% on investments of $25mm+)
Performance Fee           10.0%
Hurdle Rate               T-bills
High Water Mark           Yes
Minimum Investment        $1 Million
Contributions             Monthly
Lock-Up                   1 Year
Redemptions               Quarterly
Notice Period             60 Days

Investment Performance5 (US$)

                                       2004             2003          2002
January                                0.89%            0.56%          --
February                               0.31%           -0.33%          --
March                                  0.22%           -0.93%          --
April                                 -2.47%            0.36%          --
May                                   -0.65%            2.19%          --
June                                   0.33%            0.48%          --
July                                  -0.01%           -1.34%          --
August                                 0.25%            0.30%          --
September                              0.84%            1.56%         -0.14%
October                               -1.20%           -0.21%         -1.07%
November                                --             -0.14%         -1.22%
December                                --             -0.43%          1.88%
Year to Date                           2.02%            2.06%         -0.58%

Chief Investment Officer:
Anne Casscells-Menlo Park, CA

For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com

                                      David Tonkovich (212) 201-2532
dtonkovich@aetoscapital.com

                      Aetos Capital:  Portfolios and Products

Assets Under Management:
1Total Firm Assets = Aetos Real Estate - $740MM
                     Aetos Absolute Return - $1,499MM
                     Aetos Fund Advisory - $335MM

2Aetos Capital currently offers the following hedge fund of funds strategies to our clients:
Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (low volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (high volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client's name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

3Historical Sector Exposures:

               Dec-02                                         Dec-03
        Strategy                      %            Strategy                  %

Multi-Strategy                       33%  Multi-Strategy                     31%
Market Neutral/L/S                   67%  Market Neutral/L/S                 69%
Quantitative Asset Allocation         0%  Quantitative Asset Allocation       0%

               Mar-04                                         Jun-04
        Strategy                      %            Strategy                  %

Multi-Strategy                       41%  Multi-Strategy                     34%
Market Neutral/L/S                   59%  Market Neutral/L/S                 57%
Quantitative Asset Allocation         0%  Quantitative Asset Allocation       9%

               Sep-04
        Strategy                      %

Multi-Strategy                       26%
Market Neutral/L/S                   44%
Quantitative Asset Allocation        30%

4Terms:
     Standard terms associated with an investment in the Funds through the investment program described in the prospectuses

5Investment Performance:

Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Past performance is not indica-tive of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider these risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

  Aetos Capital, LLC - 875 Third Avenue - New York, NY 10022 - (212) 201-2509 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025
                                    (650) 234-1860